SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant                    [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:   [ ]  Preliminary Proxy Statement
                             [ ]  Confidential, for Use of the Commission only
                                  (as permitted by Rule 14a-6(e)(2))
                             [x]  Definitive Proxy Statement
                             [ ]  Definitive Additional Materials
                             [ ]  Soliciting Material Pursuant to
                                  ss. 240.14a-11(c) or ss. 240.14a-12

                       AMERICAN LOCKER GROUP INCORPORATED.
               --------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                                            .
                       -----------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):
      [x]   No fee required
      [ ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),
            14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11

            1)  Title of each class of securities to which transaction applies:

                ------------------------------------------------------------

            2)  Aggregate number of securities to which transaction applies:

                ------------------------------------------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ------------------------------------------------------------

            4)  Proposed maximum aggregate value of transaction:

                ------------------------------------------------------------

            5)  Total fee paid:

                ------------------------------------------------------------

      [ ]   Fee paid previously with preliminary materials

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

            1)  Amount Previously Paid:

                ------------------------------------------------------------

            2)  Form, Schedule or Registration No.:

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            3)  Filing Party:

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            4)  Date Filed:

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
                              AMERICAN LOCKER GROUP
                                  INCORPORATED

                                608 ALLEN STREET
                            JAMESTOWN, NEW YORK 14701


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1999
                                   ----------



TO THE STOCKHOLDERS:

      The Annual Meeting of Stockholders will be held at the offices of Kirkpatrick & Lockhart LLP, 1500 Oliver Building, Pittsburgh, PA 15222 on Thursday, May 13, 1999, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

      1. To elect a Board of Directors consisting of seven persons to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

      2.    To approve the Company's 1999 Stock Incentive Plan; and

      3. To consider and act upon such other matters as may properly come before the meeting.

      The Board of Directors has fixed the close of business on March 18, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

      Whether or not you expect to attend the meeting in person, you are urged to sign, date and return the enclosed proxy promptly to the Company in the enclosed postage paid envelope.

                            By Order of the Board of Directors

                                          Charles E. Harris
                                               Secretary

Jamestown, New York
April 5, 1999

                              AMERICAN LOCKER GROUP
                                  INCORPORATED

                                608 ALLEN STREET
                            JAMESTOWN, NEW YORK 14701
                                   ----------

                                 PROXY STATEMENT
                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1999

      This Proxy Statement and the enclosed proxy, which are being mailed to stockholders commencing on or about April 5, 1999, are furnished in connection with the solicitation by the Board of Directors of American Locker Group Incorporated (referred to in this Proxy Statement as the "Company") of proxies for the Annual Meeting of Stockholders of the Company to be held on Thursday, May 13, 1999, at 10:00 a.m., Eastern Daylight Time, at the offices of Kirkpatrick & Lockhart LLP, 1500 Oliver Building, Pittsburgh, PA 15222.

      Only holders of Common Stock of record at the close of business on March 18, 1999, will be entitled to notice of and to vote at the Annual Meeting. On that date there were outstanding 2,498,772 shares of Common Stock. Each share of the Company's outstanding Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

      If the enclosed Proxy is properly executed and returned, it may nevertheless be revoked at any time prior to its use by execution of a later dated proxy, by voting in person at the Annual Meeting or by written or verbal notice of such revocation to the Secretary of the Company at any time before such proxy is voted.

      A copy of the 1998 Annual Report of the Company is being mailed with this Proxy Statement.


PROXY SOLICITATION AND EXPENSES OF SOLICITATION

      Proxies are being solicited on behalf of the Board of Directors of the Company and the expenses of soliciting proxies will be borne by the Company. Solicitation will be made primarily by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, or by telephone or facsimile. The Company will not pay any compensation for the solicitation of proxies, but will reimburse banks, brokers and other custodians, nominees or fiduciaries for their reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.

                                  INTRODUCTION


PURPOSE OF THE ANNUAL MEETING

      The Annual Meeting will be held for the following purposes: (i) to elect seven directors to serve for a term of one year and until their successors are duly elected and qualified; and (ii) to consider and vote upon the adoption of the American Locker Group Incorporated 1999 Stock Incentive Plan (the "Stock Incentive Plan Proposal").

VOTE REQUIRED

            Approval of the Stock Incentive Plan Proposal will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting and entitled to vote thereon, assuming the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for the Stock Incentive Plan Proposal. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. If the stockholders do not approve the Stock Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.


                              ELECTION OF DIRECTORS

      Seven persons, constituting the entire Board of Directors of the Company, are to be elected at the 1999 Annual Meeting of Stockholders to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. It is intended that the accompanying proxy will be voted for the election of the seven nominees on the following pages. Six of the nominees, Alan
H. Finegold, Thomas Lynch IV, James E. Ruttenberg, Roy J. Glosser, Edward F. Ruttenberg and Jeffrey C. Swoveland, were elected by the stockholders of the Company at the 1998 Annual Meeting of Stockholders. The other nominee, Donald I. Dussing, Jr., was elected as a Director by the Board in May 1998.

      All nominees have indicated that they are willing and able to serve as directors if elected. If any nominees should be unable or unwilling to serve, the proxies will be voted for the election of such person as shall be designated by the Board of Directors to replace such nominee.

      The Company is organized under the laws of the State of Delaware. The General Corporation Law of the State of Delaware requires that directors be elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors. Accordingly, abstentions from voting and broker non-votes will have no effect on the outcome of such proposal. The stockholders of the Company are not entitled to vote cumulatively in the election of directors.

                    INFORMATION AS TO NOMINEES FOR DIRECTORS

      The following sets forth certain information concerning the nominees for election as directors, including the number of shares of Common Stock of the Company beneficially owned directly or indirectly, by each on March 22, 1999. Also included are the names of other companies filing reports pursuant to the Securities Exchange Act of 1934, as amended, for which the nominees serve as directors or trustees. There are no family relationships between any nominees or principal officers of the Company except between Edward F. Ruttenberg, a nominee for director, Chairman and Chief Executive Officer, and his brother, James E. Ruttenberg, a nominee for director.


ALAN H. FINEGOLD

      Mr. Alan H. Finegold, 56, a director since 1994, and a member of the Executive Committee and the Audit Committee, has, since October 1, 1997, been affiliated with Alan H. Finegold, P.C., a law firm, and the Alan H. Finegold Company, which provides estate planning services. Prior to October 1, 1997, he served as a partner of Kirkpatrick & Lockhart LLP, a Pittsburgh law firm, for more than five years.


THOMAS LYNCH, IV

      Mr. Thomas Lynch, 55, a director since 1994, and a member of the Executive Compensation Committee, has served as a First Vice President of Janney, Montgomery and Scott, a brokerage firm, for more than five years.


ROY J. GLOSSER

      Mr. Roy J. Glosser, 38, a director since 1996, has been President and Chief Operating Officer of the Company since May 1996. In September 1998, he was appointed to the additional office of Treasurer of the Company. Between May 1995 and May 1996, he served as Vice President - Operations of the Company and between December 1992 and May 1995, he served as Director of Operations of the Company.


EDWARD F. RUTTENBERG

      Mr. Edward F. Ruttenberg, 52, a director since 1996, has been Chairman and Chief Executive Officer of the Company since September 1998. He served as Vice Chairman of the Company from May, 1996, through August 1998. He has served as President and a director of Rollform of Jamestown, Inc., a rollforming company, for more than five years.


JAMES E. RUTTENBERG

      Mr. James E. Ruttenberg, 57, a director since 1994 and a member of the Executive Compensation Committee of the Board of Directors, has since 1996
served   as   President   of

Claremont Billing Systems, Inc., a data processing/telephone billing firm. Prior to 1996, he served as Executive Vice President of this company for more than five years.


JEFFREY C. SWOVELAND

      Mr. Jeffrey C. Swoveland, 43, a director since 1997, serves as Interim Chief Financial Officer, Vice President-Finance and Treasurer of Equitable Resources, Inc. He joined Equitable Resources, Inc. as Director of Alternative Finance in September 1994. He was elected Treasurer in 1994, became Vice President in 1995 and became Interim Chief Financial Officer in October 1997. Prior to September 1994, he served as Vice President-Global Corporate Banking for Mellon Bank N.A. He serves as a director of Petroleum Development Corporation.


DONALD I. DUSSING, JR.

      Mr. Donald I. Dussing, Jr., 57, a director since 1998, has served as Senior Vice President and Manager of Western New York Commercial Banking Department, Manufacturers and Traders Trust Company for more than five years.


STOCK OWNERSHIP OF NOMINEES AND EXECUTIVE OFFICERS

      As of March 22, 1999, the nominees for director and the persons named in the section of this Proxy Statement entitled "Compensation and Other Transactions with Management and Others" owned the following shares of Common Stock of the Company:

NAME AND ADDRESS OF                AMOUNT AND NATURE OF               PERCENT
BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP               OF CLASS
--------------------------------------------------------------------------------
Alan H. Finegold                            4,000                      *
273 N.E. Edgewater Drive
Stuart, FL  34996

Roy J. Glosser                             49,200(1)                  1.9%
608 Allen Street
Jamestown, NY 14702-1000

Thomas Lynch, IV                               0                       *
201 Lexington Avenue
Pittsburgh, PA  15215

Edward F. Ruttenberg                       22,332(2)                  .9%
5864 Aylesboro Avenue
Pittsburgh, PA  15217

James E. Ruttenberg                         17,896                     *
254 South Main St.
New City, NY  10956


                                     - 4 -

Jeffrey C. Swoveland                           0                      *
5870 Aylesboro Avenue
Pittsburgh, PA  15217

Donald I. Dussing, Jr.                       1,000                    *
6201 Senate Circle
East Amherst, New York  14051

David L. Henderson                         30,000(3)                 1.2%
5770 Rothesay Drive
Dublin, Ohio  43017

(*)   Less than 1%

(1) Includes 44,000 shares which Mr. Glosser has the right to acquire under stock options. Also includes 800 shares owned by Mr. Glosser's wife with respect to which Mr. Glosser disclaims beneficial ownership.

(2) Includes 11,000 shares held by Edward F. Ruttenberg, 2,000 shares held jointly by Edward F. Ruttenberg and Sara Ruttenberg. Also included are
      4,000 shares owned by their son, as to which shares Edward F. Ruttenberg disclaims beneficial ownership, and 5,332 shares held by Rollform of Jamestown, Inc. in which Mr. E. F. Ruttenberg and his immediate family own a 97% interest.

(3) Includes 13,000 shares which Mr. Henderson has the right to acquire under stock options.

      All directors and executive officers of the Company as a group (nine persons) and persons who may be deemed to be part of the group with a director owned beneficially 124,428 shares of Company Common Stock, or approximately 4.9% of the shares outstanding, on March 22, 1999. For purposes of the foregoing sentence, shares subject to stock options held by such persons (57,000 shares) are included in the number of shares held and the total number of shares outstanding.


                     INFORMATION WITH RESPECT TO COMMITTEES
                          AND COMPENSATION OF DIRECTORS

      During 1998, the Board of Directors met three times and took one action by unanimous consent, the Stock Option-Executive Compensation Committee took one action by unanimous consent, and the Audit Committee met once. The functions of the Audit Committee consist primarily of reviewing the scope and results of the audit of the Company's financial statement and the findings and recommendations of the Company's independent accountants with respect to the system of internal controls and recommending to the Board of Directors the selection of the independent accountants for the Company for the next year. The functions of the Stock Option-Executive Compensation Committee consist of determining compensation to be paid to executive officers of the Company and administering all stock option plans of the Company, including making decisions relative to the grant of options. The function of the Executive Committee is to exercise the powers of the Board of Directors in the management of the affairs of the Company between the meetings of the Board of Directors. The Company does not have a nominating committee.

      Each director who is not a salaried employee of the Company is paid an annual fee of $3,500 and a fee of $300 for each meeting of the Board of Directors or of a Committee of the Board which he attends. Only one fee is payable if the Board and a Committee meet on the same day.

      All directors attended more than 75% of the aggregate total number of meetings held in 1998 by the Board of Directors and the Committees of the Board of Directors on which they serve.


                       COMPENSATION AND OTHER TRANSACTIONS
                           WITH MANAGEMENT AND OTHERS

      The following information is given for 1998, 1997, and 1996 with respect to the compensation which was paid or accrued for services in such years, or which was paid in such years for services in prior years but not included in the remuneration table in prior years' proxy statements, for each of the three highest paid executive officers of the Company whose aggregate compensation from the Company and its subsidiaries exceeded $100,000:

===================================================================================

                            SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------
                                                       LONG TERM       ALL OTHER
 NAME AND PRINCIPAL        ANNUAL COMPENSATION        COMPENSATION    COMPENSATION
      POSITION
                       ---------------------------   --------------   --------------
                                                         AWARDS
                                                     --------------
                                                       Securities
                                                       Underlying
                        Year      Salary    Bonus    Options/SARs(#)
---------------------  -------   --------  --------  ---------------- --------------

Harold J. Ruttenberg    1996     $150,000  $  57,500         -              $0
Chairman, Chief         1997     $150,000  $  80,000         -              $0
Executive Officer       1998     $116,667  $ 106,700         -              $0
and Treasurer (through
August 15, 1998) (1)
---------------------  -------  ---------  ----------- -------------- --------------
Edward F. Ruttenberg    1996     $ 30,670  $  0              -              $0
Chairman and Chief      1997     $ 50,040  $  15,000         -              $0
Executive Officer       1998     $101,667  $  73,700         -              $0
(Effective September
3, 1998 (1)
---------------------- -------  --------- ----------- -------------- --------------
Roy J. Glosser          1996     $ 92,265  $ 42,500          -              $0
President, Chief        1997     $125,000  $ 75,000       60,000            $0
Operating Officer                                       shares (2)
and Treasurer           1998     $150,000  $150,000          -              $0
---------------------- -------  --------- ----------- -------------- --------------
David L. Henderson      1996     $ 86,365  $ 18,000          -              $0
Vice President/         1997     $ 87,960  $ 27,000          -              $0
General Manager         1998     $ 90,180  $ 54,600          -              $0
American Locker
Security Systems, Inc.
====================== =======  ========= =========== ============== ==============

(1) Mr.  Harold J.  Ruttenberg  died on August 15,  1998.  On September 3, 1998,
Edward J. Ruttenberg was appointed as Chairman and Chief Executive Officer of the Company.

(2) In May 1997, Mr. Roy J. Glosser was granted options with respect to 60,000 shares (as adjusted to reflect the four for one stock distribution effective
June 25, 1998) of common stock of the Company. In June 1998, stock appreciation rights were granted with respect to options covering 12,000 of these shares.


STOCK OPTIONS

      In May 1988 the stockholders of the Company approved the American Locker Group Incorporated 1988 Stock Incentive Plan (the "1988 Plan"). Grants under the 1988 Plan were to be granted to certain officers and directors of the Company by the Executive Compensation Committee of the Board of Directors (the "Committee") in its discretion. Under terms of the 1988 Plan, no new options can be granted after February 29, 1998.

      The 1988 Plan provides for the grant of rights to receive cash and/or Company Common Stock, including options intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended, and options not intended so to qualify.

      The 1988 Plan provides that the exercise price of stock options must be no less than the fair market value on the date of grant of the shares of Company Common Stock subject thereto and no stock option granted under the 1988 Plan may be exercisable more than ten years after its grant. In the case of a holder of 10% or more of the Company Common Stock, options intended to be incentive stock options must have an exercise price of at least 110% of the fair market value of the underlying shares of Company Common Stock on the date of grant and such options must expire within five years of the date of grant. Upon exercise of a stock option, the option price is required to be paid in cash, or at the discretion of the Committee, in shares of Company Common Stock, valued at the fair market value thereof on the date of payment, or in a combination of cash and shares of Company Common Stock.

      The 1988 Plan authorizes the Committee, in the event of any tender offer or exchange offer (other than an offer by the Company) for shares of Company Common Stock, to take such action as it may deem appropriate to enable the recipients of outstanding awards to avail themselves of the benefits of such offer, including acceleration of payment or exercise dates and purchase outstanding stock options.

      The Board of Directors is empowered to amend or terminate the 1988 Plan at any time, provided, however, that no such action would be permitted to adversely affect any rights or obligations with respect to any awards theretofore made under the 1988 Plan, and provided further, that no such amendment, without approval of the holders of a majority of the shares of Company Common Stock voted thereon in person or by proxy, shall increase the number of shares of Company Common Stock subject to the 1988 Plan, extend the period during which awards may be granted, increase the maximum term for which stock options may be issued under the 1988 Plan, decrease the minimum price at which stock options may be issued under the 1988 Plan, or materially modify the requirements for eligibility to participate in the 1988 Plan.

      No options were granted under the 1988 Plan during 1998. During 1998, stock appreciation rights were granted and exercised with respect to options covering 12,000 shares held by Roy J. Glosser.

      The following table sets forth information with respect to the persons named in the Executive Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of December 31, 1998. Share data reflects the four for one stock distribution which was distributed on June 25, 1998.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

=================================================================================
                  Shares                   Number of       Value of Unexercised
                 Acquired     Value       Unexercised          in-the-Money
                on Exercise  Realized   Options/SARs at       Options/SARs at
     Name           (#)        ($)         FY-End(#)           FY-End($)(1)
---------------------------------------------------------------------------------
                                      Exercis-   Unexer-   Exercisable   Unexer-
                                        able     cisable                 cisable
--------------- ---------- ---------  --------  ---------  -----------  ---------
Harold J.            -0-        -0-     48,000       -0-   $1,177,500(2)    -0-
Ruttenberg

--------------- ----------- ---------  --------  ---------  -----------  ---------
Roy J. Glosser     4,000    $108,750    44,000       -0-     $987,250       -0-

                  12,000(3) $326,250       -0-       -0-          -0-       -0-
--------------- ----------- ---------  --------  ---------  -----------  ---------
David L.          13,000     $67,438    13,000       -0-     $314,438       -0-
Henderson
=============== =========== =========  ========  =========  ===========  =========

(1) Calculated on the basis of the closing price of the underlying securities for the most recently reported trade prior to December 31, 1998 ($25.25 per share) minus the exercise price.

(2) On February 3, 1999, the Estate of Harold J. Ruttenberg exercised option to purchase 48,000 shares of common stock.

(3) In 1998, Mr. Glosser exercised stock appreciation rights with respect to 12,000 shares of common stock.


ESTIMATED RETIREMENT BENEFITS

      The Company's pension plan for salaried employees provides for an annual pension upon normal retirement computed under a career average formula, presently equal to 2% of an employee's eligible lifetime earnings, which includes salaries, commissions and bonuses. The following table sets forth the approximate annual benefits payable on normal retirement pursuant to the provisions of the pension plan for salaried employees to persons in specified lifetime average annual earnings categories and years-of-service classifications.


                      Annual pension benefits for years of
Lifetime average             credited service shown(1)
annual earnings           10 years              20 years             30 years
-----------------         --------              --------             --------

      50,000               10,000                20,000               30,000
      75,000               15,000                30,000               45,000
     100,000               20,000                40,000               60,000
     125,000               25,000                50,000               75,000
     150,000               30,000                60,000               90,000

(1) Pension benefit amounts listed in the table are not subject to deduction for Social Security benefits.


      Roy J. Glosser is credited with seven years service under such plan, David L. Henderson is credited with nine years service and Edward F. Ruttenberg is credited with one year of service.

      Effective February 1, 1999, the Company has established a 401(K) Plan under which it matches employee contributions at the rate of $.10 per $1.00 of employee contributions up to 10% of employee's wages.


SUPPLEMENTAL RETIREMENT PLAN

      In December 1997, the Board of Directors of the Company adopted the American Locker Group Incorporated Supplemental Executive Retirement Plan (the "Supplemental Plan"), effective January 1, 1998. The Supplemental Plan provides for supplemental retirement benefits to certain executive level employees of the Company as established by the Executive Compensation Committee of the Board of Directors from time to time. No director of the Company may be the beneficiary of the Supplemental Plan unless such director also serves as an employee of the Company.

      The Supplemental Plan provides for payment by the Company to the participant of a specified monthly benefit and the provision by the Company of supplemental medical benefits for the benefit of the participant and his dependents (the "Health Benefit"). The obligations of the Company under the Supplemental Plan are triggered by the actual retirement of the participant (defined as the date on which the participant ceases, for reasons other than death, all active employment with the Company) or upon a change of control. For purposes of the Supplemental Plan, "Change of Control" is defined as a change in ownership or control of the Company such that (i) any person, as defined in
Section 13(d) or 14(d) of the Securities and Exchange Act of 1934 becomes beneficial owner of more than 50% of the Company; (ii) during any two year period (including periods prior to the adoption of the Supplemental Plan) there shall cease to be a majority of the Board of the Company comprised of individuals who at the beginning of such period were on the Board and any new members whose election was approved by a vote of the majority of the directors who were then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved; or (iii) the stockholders of the Company approve a merger or consolidation of the Company (other than merger or consolidation, which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 80% of the combined voting power of the surviving entity after the merger or consolidation), the approval by the stockholders of the Company of a complete liquidation of the Company, or the Company enters into a plan to sell all or substantially all of the Company's assets, in a single transaction or series of related transactions.

      The Supplemental Plan also provides that upon the death of a participant, the Company shall continue to pay to the participant's spouse for the remainder of such spouse's life an amount equal to one-half of the benefit paid to the participant and to continue to provide the Health Benefit for the benefit of such spouse.

      In December 1997, the Board designated Harold J. Ruttenberg as a participant in the Supplemental Plan and designated his monthly benefit, payable upon actual retirement or change of control as defined above, as $12,500 per month. As a result of Mr. Harold Ruttenberg's death, on August 15, 1998, benefits of $6,250 per month became payable to Mr.
Harold Ruttenberg's spouse pursuant to the Supplemental Plan.


EMPLOYMENT AND OTHER CONTRACTS

      In May 1996, the Company entered into an employment agreement with Roy J. Glosser, effective May 21, 1996, and amended effective March 3, 1999 (as so amended, the "Glosser Agreement"), pursuant to which Mr. Glosser became President and Chief Operating Officer of the Company. The Glosser Agreement provides, among other things (i) that the term of employment will expire on June 30, 2002, (ii) that the base compensation will be $13,125 per month, plus any increase in base salary and any incentive compensation as determined by the Board of Directors of the Company, and (iii) that in the event of the sale of the Company, Mr. Glosser will be entitled to an incentive bonus equal to one year's base salary in effect at the date of the sale.

      The Glosser Agreement defines "sale of the Company" as any merger or sale of substantially all assets of the Company or the sale or exchange to or with one entity or group acting in concert of more than a majority of the outstanding shares of the Company entitled to vote upon the election of directors.

      The Glosser Agreement also provides that in the event of permanent disability, the Company shall pay the employee 100% of his base salary at the rate then in effect for a period of six months from the date of disability and at the rate of 60% thereafter for the balance of the term of the agreement. The Glosser Agreement also provides that such payments shall be reduced by any payments to which Mr. Glosser is entitled under any disability plan then maintained by the Company and by any payments to which Mr. Glosser is entitled under the Federal Social Security disability program.


OTHER TRANSACTIONS

      Charles E. Harris, Secretary of the Company, is also a partner in Kirkpatrick & Lockhart LLP which has provided legal services to the Company and its subsidiaries since May 1973 and will continue to provide such services in the future. Mr. Alan H. Finegold was until October 1997 a partner in Kirkpatrick & Lockhart LLP.

      Alan H. Finegold, a director of the Company, was paid $10,500 for consulting services to the Company in 1998 pursuant to a consulting arrangement under which Mr. Finegold is paid $1,500 per month. The arrangement may be discontinued by the Company or Mr. Finegold at any time.

      Donald I. Dussing, Jr., a director of the Company, is Senior Vice President and Manager of Western New York Commercial Banking Department of Manufacturers and Traders Trust Company, which has loaned money to the Company under a term loan and revolving credit facility.

      One of the Company's subsidiaries entered into a Manufacturing Agreement with Signore, Inc., to furnish fabricating, assembly and shipping services. The Agreement became effective on January 1, 1989, for a term which has been extended through April 30, 2000. The Agreement provides that the cost to the Company for these services be equal to Signore's cost divided by 80%. Pursuant to the Manufacturing Agreement, the Company purchased $4,151,835 and $3,632,254 of material from Signore, Inc. during 1998 and 1997, respectively, at prices that the Company believes are at arm's length. Alexander Ditonto serves as Chairman of Signore, Inc. and is the father-in-law of Roy J. Glosser.

      One of the Company's subsidiaries purchases fabricated parts from Rollform of Jamestown, Inc., a rollforming company owned by Edward F. Ruttenberg, his wife and family, and other relatives of Mr. Edward F. Ruttenberg. Pursuant to this arrangement, the Company purchased $283,345, $114,004 and $90,084 of materials from Rollform of Jamestown, Inc. in 1998, 1997 and 1996, respectively, at prices that the Company believes are at arms length.

                PROPOSAL TO APPROVE THE 1999 STOCK INCENTIVE PLAN

      The Board of Directors of the Company adopted and approved effective as of March 3, 1999 a new compensation plan to be sponsored and maintained by the Company, to be known as the American Locker Group Incorporated 1998 Stock Incentive Plan (the "Stock Incentive Plan"). A copy of the Stock Incentive Plan is attached as Exhibit A to this Proxy Statement. The Stock Incentive Plan is subject to approval by the Company's stockholders.

      The Company believes that in order to attract, retain and motivate key employees it is desirable to offer to such employees equity-based compensation. The Stock Incentive Plan is intended to be a flexible vehicle under which a variety of types of equity-based and cash-based compensation awards, including stock options and stock appreciation rights, can be made. The closing price of the Company's Common Stock on March 17, 1999, as reported by NASDAQ, was $14.00 per share.

      ADMINISTRATION. The Stock Incentive Plan would be administered by the Stock Option-Executive Compensation Committee of the Board of Directors of the Company (the "Committee") comprised of at least two persons. The Committee shall have the sole discretion to interpret the Stock Incentive Plan, establish and modify administrative rules, impose conditions and restrictions on awards, and take such other actions as it deems necessary or advisable. With respect to participants who are not subject to Section l6 of the Exchange Act, the Committee may delegate its authority under the Stock Incentive Plan to one or more officers or employees of the Company. In addition, the full Board of Directors of the Company can perform any of the functions of the Committee under the Stock Incentive Plan.

      AMOUNT OF STOCK. The Stock Incentive Plan provides for awards of up to 150,000 shares of Common Stock. The number and kind of shares subject to outstanding awards, the purchase price for such shares and the number and kind of shares available for issuance under the Stock Incentive Plan is subject to adjustments, in the sole discretion of the Committee, in connection with the occurrence of mergers, recapitalizations and other significant corporate events involving the Company. The shares to be offered under the Stock Incentive Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Company.

      ELIGIBILITY AND PARTICIPATION. The participants under the Stock Incentive Plan will be those employees and consultants of the Company or any subsidiary who are selected by the Committee to receive awards, including officers who are also directors of the Company or its subsidiaries. Approximately five persons will initially be eligible to participate. No participant can receive awards under the Stock Incentive Plan in any calendar year in respect of more than 15,000 shares of Common Stock.

      AMENDMENT OR TERMINATION. The Stock Incentive Plan has no fixed expiration date. The Committee will establish expiration and exercise dates on an award-by-award basis. However, for the purpose of awarding incentive stock options under Section 422 of the Code ("incentive stock options"), the Stock Incentive Plan will expire ten years from its effective date.

      STOCK OPTIONS. The Committee may grant to a participant incentive stock options, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Code.

      The exercise price for stock options will be determined by the Committee at its discretion, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted.

      Upon a participant's termination of employment for any reason, any stock options which were not exercisable on the participant's termination date will expire, unless otherwise determined by the Committee.

      Upon a participant's termination of employment for reasons other than death, disability or retirement, the participant's stock options will expire on the date of termination, unless the right to exercise the options is extended by the Committee at its discretion. In general, upon a participant's termination by reason of death or disability, stock options which were exercisable on the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant (or the participant's beneficiary) for a period of twelve months from the date of the participant's termination of employment, unless extended by the Committee. Upon a participant's termination by reason of retirement, stock options which were exercisable upon the participant's termination date (or which are otherwise determined to be exercisable by the Committee) may continue to be exercised by the participant for a period of three months from the date of the participant's termination of employment, unless extended by the Committee. If upon the disability or retirement of the participant, the participant's age plus years of continuous service with the company and its affiliates and predecessors (as combined and rounded to the nearest month) equals 65 or more, then all of the participant's options will be exercisable on the date of such disability or retirement for the exercise period stated above. In no event, however, may the options be exercised after the scheduled expiration date of the options.

      Subject to the Committee's discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, by the delivery (actually or by attestation) of shares of Common Stock held by the participant for at least six months prior to the date of exercise, a combination of cash and shares of Common Stock, or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

      STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

      The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined at the discretion of the Committee.

      CHANGE IN CONTROL. In the event of a change in control of the Company, all stock options and SARs will immediately vest and become exercisable. In general, events which constitute a change in control include: (i) acquisition by a person of beneficial ownership of shares representing 30% or more of the voting power of all classes of stock of the Company; (ii) during any year or period of two consecutive years, the individuals who at the beginning of such period constitute the Board no longer constitute at least a majority of the Board;
(iii) a reorganization, merger or consolidation; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company.

      FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the principal U.S. federal income tax consequences of Stock Incentive Plan benefits under present tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or non-U.S. tax consequences.

      STOCK OPTIONS. No tax is incurred by the participant, and no amount is deductible by the Company, upon the grant of a nonqualified stock option. At the time of exercise of such an option, the difference between the exercise price and the fair market value of the Common Stock will constitute ordinary income to the participant. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

      In the case of incentive stock options, although no income is recognized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value of the Common Stock on the date of exercise over the exercise price is counted in determining the participant's alternative minimum taxable income. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt and within two years after the grant of the incentive stock option, gain or loss recognized on the disposition of the shares will be treated as long-term capital gain or loss. In the event of an earlier disposition of shares acquired upon the exercise of an incentive stock option, the participant may recognize ordinary income, and if so, the Company will be entitled to a deduction in a like amount.

      SARS. The participant will not recognize any income at the time of grant of a SAR. Upon the exercise of a SAR, the cash and the value of any Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

VOTE REQUIRED

      Approval of the Stock Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting and entitled to vote thereon, assuming the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for the Stock Incentive Plan Proposal. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. If the stockholders do not approve the Stock Incentive Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.


BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE STOCK INCENTIVE PLAN AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" ADOPTION OF THE STOCK INCENTIVE PLAN.



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


      To the knowledge of the management of the Company, only the following persons or groups owned of record or beneficially 5% or more of the outstanding Common Stock of the Company as of March 23, 1998:


   Name and Address of             Amount and Nature of            Percent
     Beneficial Owner                Beneficial Owner              of Class
   -------------------             --------------------           ---------

Estate of Harold J. Ruttenberg         513,996                     20.6%
The Atrium
307 S. Dithridge Street
Pittsburgh, PA 15213


                                     - 15 -

Katherine M. Ruttenberg                216,000                      8.6%
The Atrium
307 S. Dithridge Street
Pittsburgh, PA 15213

Barclays Global Investors, N.A         130,102                      5.2%
45 Fremont Street
San Francisco, CA  94105

Avocet Capital Management, L.P.        297,400                     11.9%
111 Congress Avenue, Suite 1600
Austin, TX  78701

----------



                              INDEPENDENT AUDITORS

      The Board of Directors of the Company has appointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1999 and to report on such audit to the stockholders of the Company. The firm of Ernst & Young LLP has audited the Company's books annually since 1964. The Company has been advised that the representatives of Ernst & Young LLP will be present at the Annual Meeting of Stockholders and they will have an opportunity to make a statement, if they desire to do so and they will be available to respond to appropriate questions.



                                  OTHER MATTERS

      The management of the Company knows of no other matters which are to be brought before the Annual Meeting other than those matters set forth in this Proxy Statement. However, if any other matters come before the meeting, the holders of the proxies will vote on such matters in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

      Any stockholder who intends to submit a proposal for action at the 2000 Annual Meeting of Stockholders must provide notice to the Company which must be received by the Secretary of the Company before December 6, 1999 in order for the proposal to be included in management's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders.

                                    By Order of the Board of Directors

                                          Charles E. Harris
                                              Secretary

April 5, 1999

                                    EXHIBIT A

                       AMERICAN LOCKER GROUP INCORPORATED

                            1999 STOCK INCENTIVE PLAN


                                    ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

      1.01 PURPOSE. The purpose of the American Locker Group Incorporated 1999 Stock Incentive Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent key employees and consultants and to act as an incentive in motivating selected key employees and consultants of American Locker Group Incorporated and its Subsidiaries (as defined below) to achieve long-term corporate objectives.

      1.02 ADOPTION AND TERM. The Plan was approved by the Board of Directors (hereinafter referred to as the "Board") of American Locker Group Incorporated (hereinafter referred to as the "Company") effective as of March 3, 1999 (the "Effective Date"), subject to the approval of the stockholders of the Company. The Plan shall remain in effect until terminated by action of the Board; PROVIDED, HOWEVER, that no Incentive Stock Option (as defined below) may be granted hereunder after the tenth anniversary of the Effective Date.


                                   ARTICLE II

                                   DEFINITIONS

      For the purposes of this Plan, capitalized terms shall have the following meanings:

      2.01 AWARD means any grant to a Participant of one or a combination of Non-Qualified Stock Options, Incentive Stock Options and/or Stock Appreciation Rights described in Article VI.

      2.02 AWARD AGREEMENT means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

      2.03 BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

      2.04  BOARD means the Board of Directors of the Company.

      2.05 CHANGE IN CONTROL means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

                  (a) the acquisition by any person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) or 14(d)(2) of the Exchange Act of "beneficial ownership" (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act, except that a person shall be deemed to be a "beneficial owner" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of shares of capital stock of the Company entitling such person to exercise 30% or more of the total voting power of the Company Voting Securities;

                  (b) during any year or any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
      (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (c) any consolidation or merger of the Company with or into any other person, or any sale or transfer of all or substantially all of the assets of the Company to another person, other than any such transaction immediately following which more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Company Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Common Stock and Company Voting Securities, as the case may be; or

                  (d) the stockholders of the Company approve a plan of complete liquidation of the Company.

Notwithstanding the foregoing, unless otherwise determined by the Board, no change in control of the Company shall be deemed to have occurred for purposes of determining a Participant's rights under this Plan if (x) the Participant is a member of a group that first announces a proposal which, if successful, would result in a Change of Control, which proposal (including any modifications thereof) is ultimately successful, or (y) the Participant acquires a two percent or more equity interest in the entity that ultimately acquires the Company pursuant to the transaction described in (x) of this paragraph. For purposes of this definition, transfers by the Estate of Harold J. Ruttenberg to members of Mr. Harold J. Ruttenberg's family or trusts for the benefit of Mr. Harold J. Ruttenberg's family shall not be considered in determining if a Change in Control has occurred.

      2.06 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

      2.07 COMMITTEE means the committee established in accordance with Section 3.01.

      2.08  COMPANY  means  American  Locker  Group  Incorporated,   a  Delaware
corporation, and its successors and assigns.

      2.09 COMPANY VOTING SECURITIES means the outstanding shares of any class or classes (however designated) of capital stock of the Company entitled to vote generally in the election of the Board.

      2.10 COMMON STOCK means Common Stock of the Company, par value $ 1.00 per share.

      2.11 DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

      2.12 EFFECTIVE DATE shall have the meaning given to such term in Section 1.02.

      2.13  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

      2.14 EXERCISE PRICE means, with respect to a Stock Appreciation Right, the amount established by the Committee in the related Award Agreement as the amount to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

      2.15 FAIR MARKET VALUE means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on The Nasdaq National Market System ("NMS"), the mean of the high and low prices of the Common Stock on such exchange or NMS, as the case may be, on such date or if no sale of the Common Stock shall have occurred on such date, the highest asked price for the Common Stock on such date; or (ii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NMS, the closing bid price as reported by The Nasdaq SmallCap Market on such date, or if no such price shall have been reported for such date, on the next preceding date for which such price was so reported; or (iii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NMS or The Nasdaq SmallCap Market (if applicable), the mean between the bid and ask prices published in the "pink sheets" or displayed on the National Association of Securities Dealers, Inc. ("NASD") Electronic Bulletin Board, as the case may be; or (iv) if the Common Stock is not listed for trading on a national securities exchange, is not authorized for quotation on NMS or The Nasdaq SmallCap Market and is not published in the "pink sheets" or displayed on the NASD Electronic Bulletin Board, the fair market value of the Common Stock as determined by the Committee based upon such evidence as it may think necessary or desirable.

      2.16  INCENTIVE  STOCK OPTION  means a stock option  within the meaning of
Section 422 of the Code.

      2.17  MERGER  means  any  merger,  reorganization,   consolidation,  share
exchange, transfer of assets or other transaction having similar effect involving the Company.

      2.18 NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

      2.19 OPTIONS means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under Section 6.01(a) of the Plan.

      2.20 OUTSTANDING COMMON STOCK means, at any time, the issued and outstanding shares of Common Stock.

      2.21 PARTICIPANT means a person designated to receive an Award under the Plan in accordance with Section 5.01.

      2.22 PLAN means the American Locker Group Incorporated 1999 Stock Incentive Plan as described herein, as the same may be amended from time to time.

      2.23 PURCHASE PRICE, with respect to Options, shall have the meaning set forth in Section 6.01(b).

      2.24 RETIREMENT means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

      2.25  STOCK APPRECIATION  RIGHTS means Awards  granted in accordance  with
Section 6.02(a).

      2.26  SUBSIDIARY  means a subsidiary of the Company  within the meaning of
Section 424(f) of the Code.

      2.27 TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion. In the case of a consultant who is not an employee of the Company or a Subsidiary, Termination of Employment shall mean voluntary or involuntary termination of the consulting relationship for any reason.


                                  ARTICLE III

                                ADMINISTRATION

      3.01 COMMITTEE. The Plan shall be administered by a committee of the Board (the "Committee") comprised of at least two persons. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may, subject to compliance with applicable legal requirements, with respect to Participants who are not subject to Section 16(b) of the Exchange Act, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the Board may exercise any of the authority conferred upon the Committee hereunder. In the event of any such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee or the Board, as the case may be.

                                   ARTICLE IV

                                     SHARES

      4.01 NUMBER OF SHARES ISSUABLE. The total number of shares initially authorized to be issued under the Plan shall be 150,000 shares of Common Stock. The number of shares available for issuance under the Plan shall be subject to adjustment in accordance with Section 7.07. The shares to be offered under the Plan shall be authorized and unissued shares of Common Stock, or issued shares of Common Stock which will have been reacquired by the Company.

      4.02 SHARES SUBJECT TO TERMINATED AWARDS. Shares of Common Stock covered by any unexercised portions of terminated Options (including canceled Options) granted under Article VI and shares of Common Stock subject to any Award that are otherwise surrendered by a Participant may be subject to new Awards under the Plan. Shares of Common Stock subject to Options, or portions thereof, that have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but shares of Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder.


                                    ARTICLE V

                                  PARTICIPATION

      5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such key employees and consultants of the Company and its Subsidiaries, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The designation of a Participant to receive an Award under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards. Subject to adjustment in accordance with
Section 7.07, during any calendar year no Participant shall be granted Awards in respect of more than 15,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other rights with respect thereto).


                                   ARTICLE VI

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01  OPTION AWARDS.

      (A) GRANT OF OPTIONS. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participants to purchase shares of Common Stock from the Company in such numbers, at such prices, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee. The terms of any Option granted under the Plan shall be set forth in an Award Agreement.

      (B) PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; PROVIDED, HOWEVER, that the Purchase Price shall in all cases be equal to or greater than the Fair Market Value on the Date of Grant.

      (C) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of an Option, such Option as an Incentive

Stock Option or a Non-Qualified Stock Option; PROVIDED, HOWEVER, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company or a Subsidiary on the Date of Grant.

      (D) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by such Participant in any one calendar year.

      (E) RIGHTS AS A STOCKHOLDER. A Participant or a transferee of an Option pursuant to Section 7.04 shall have no rights as a stockholder with respect to the shares of Common Stock covered by an Option until that Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made with respect to any such shares of Common Stock for dividends in cash or other property or distributions of other rights on the Common Stock for which the record date is prior to the date on which that Participant or transferee shall have become the holder of record of any shares covered by such Option; PROVIDED, HOWEVER, that Participants are entitled to share adjustments to reflect capital changes under Section 7.07.

6.02  STOCK APPRECIATION RIGHTS.

      (A) STOCK APPRECIATION RIGHT AWARDS. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock
Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Options; PROVIDED, HOWEVER, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Option with respect to the same share, and (iii) an Option and a Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

      (B) EXERCISE PRICE. The Exercise Price established for any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Options. Upon exercise of Stock Appreciation Rights, the number of shares issuable upon exercise under any related Options shall automatically be reduced by the number of shares of Common Stock represented by such Options which are surrendered as a result of the exercise of such Stock Appreciation Rights.

      (C) PAYMENT OF INCREMENTAL VALUE. Any payment that may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash,
(ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is to be made in Common Stock, the number of shares of Common Stock to be delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the date of exercise . No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would otherwise be issuable, the combination of cash and Common Stock payable to a Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03  TERMS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

      (A) CONDITIONS ON EXERCISE. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

      (B) DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

            (i) Expiration of the Option or Stock Appreciation Right as provided in the related Award Agreement; or

            (ii) Termination of the Award as provided in Section 6.03(e), following the applicable Participant's Termination of Employment; or

            (iii) In the case of an Incentive Stock Option, ten years from the Date of Grant; or

            (iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

      (C) ACCELERATION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option or Stock Appreciation Right prior to the time such Option or Stock Appreciation Right would otherwise become exercisable under the terms of the related Award Agreement.

      (D) EXTENSION OF EXERCISE TIME. In addition to the extensions permitted under Section 6.03(e) in the event of Termination of Employment, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of any Option or Stock Appreciation Right after its expiration date described in Section 6.03(e), subject, however, to the limitations described in Sections 6.03(b)(i), (iii) and (iv).

      (E) EXERCISE OF OPTIONS OR STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT.

            (i) TERMINATION OF VESTED OPTIONS AND STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT. The following provisions shall apply to all Options and Stock Appreciation Rights unless the applicable Award Agreement shall provide otherwise:

                  (A) TERMINATION.  In the event of Termination of Employment of a Participant other than by reason of death, disability or Retirement, the right of the Participant to exercise any Option or Stock Appreciation Right shall terminate on the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.03(d).

                  (B) DISABILITY. In the event of a Participant's Termination of
            Employment by reason of disability, the right of the Participant to exercise any Option or Stock Appreciation Right which he or she was entitled to exercise upon Termination of

            Employment (or which became exercisable at a later date pursuant to Section 6.03(e)(ii)) shall terminate twelve months after the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.03(d). Notwithstanding the foregoing, if, upon the disability of the Participant, the Participant's age plus years of continuous service with the Company and its affiliates and predecessors (as combined and rounded to the nearest month) equal 65 or more, then all of his Options and Stock Appreciation Rights shall be exercisable on the date of such disability, for the exercise period stated above. In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.03(b)(i), (iii) or (iv).

                  (C) RETIREMENT. In the event of a Participant's Termination of
            Employment by reason of Retirement, the right of the Participant to exercise any Option or Stock Appreciation Right which he or she was entitled to exercise upon Termination of Employment (or which became exercisable at a later date pursuant to Section 6.03(e)(ii)) shall terminate three months after the date of such Termination of Employment, unless the exercise period is extended by the Committee in accordance with Section 6.03(d). Notwithstanding the foregoing, if, upon the retirement of the Participant, the Participant's age plus years of continuous service with the Company and its affiliates and predecessors (as combined and rounded to the nearest month) equal 65 or more, then all of his Options and Stock Appreciation Rights shall be exercisable on the date of such retirement, for the exercise period stated above. In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.03(b)(i),
            (iii) or (iv).

                  (D) DEATH.  In the event of the death of a  Participant  while employed by the Company or a Subsidiary or within any additional period of time from the date of the Participant's Termination of Employment and prior to the expiration of any Option or Stock Appreciation Right as provided pursuant to Section 6.03(e)(i)(B) or
            (C) or Section 6.03(d) above, to the extent the right to exercise the Option or Stock Appreciation Right was accrued as of the date of such Termination of Employment and had not expired during such additional period, the right of the Participant's Beneficiary to exercise the Option or Stock Appreciation Right shall terminate twelve months after the date of the Participant's death, unless the exercise period is extended by the Committee in accordance with
            Section 6.03(d). In no event, however, may any Option or Stock Appreciation Right be exercised later than the date of expiration of the Option determined pursuant to Section 6.03(b)(i), (iii) or (iv).

            (ii) TERMINATION OF UNVESTED OPTIONS OR STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT. Subject to Section 6.03(c), and except as otherwise expressly provided pursuant to Section 6.03(e)(1)(B) or (C), to the extent the right to exercise an Option or a Stock Appreciation Right, or any portion thereof, has not accrued as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment.

            6.04 EXERCISE PROCEDURES. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Award Agreement at or before the close of business on the expiration date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; PROVIDED, HOWEVER, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) shares of Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by a Participant, shares of Common Stock may be issued directly to the Participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant). In the event that any shares of Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any shares of Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

      6.05 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options and Stock Appreciation Rights outstanding on the date of such Change in Control shall become immediately and fully exercisable. The provisions of this Section
6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.


                                   ARTICLE VII

              TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

      7.01 PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan the terms of which are contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 7.03 and Section 7.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

      7.02 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or the Participant shall have received and acknowledged notice of the Award authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

      7.03 MODIFICATION OF AWARD AFTER GRANT. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of that Award) after its Date of Grant except by express written agreement between the Company and such Participant, provided that any such change (a) may not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

      7.04 LIMITATION ON TRANSFER. A Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members or such other parties as the Committee may approve (as evidenced by the applicable Award Agreement or an amendment thereto), and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

      7.05 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant in cash at such time as the Committee determines; PROVIDED, HOWEVER, that with the approval of the Committee, the Participant may elect to meet his or her withholding requirement by delivering (actually or by attestation) to the Company that number of previously acquired shares of Common Stock, or by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, the Fair Market Value of which is equal to the amount of withholding taxes due.

      7.06 SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the Participant approve.

      7.07  ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

            (A) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

            (B) MERGER. In the event of a Merger in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, or converted into, or otherwise become shares of another corporation or other consideration, the Committee shall have the sole discretion to determine that (i) the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), will either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding Awards or (ii) the outstanding Awards shall be cancelled in exchange for such consideration as the Committee shall approve (based on the value of the consideration received in the Merger by holders of the same class of shares that are subject to outstanding Awards).

            (C) OPTIONS TO PURCHASE SHARES OR STOCK OF ACQUIRED COMPANIES. After any merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the merger whose shares of stock subject to the old options may no longer be issued following the merger. The manner of application of the foregoing provisions to such options and any appropriate adjustments shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

      7.08 LEGAL COMPLIANCE. Shares of Common Stock shall not be issued hereunder unless the issuance and delivery of such shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      7.09 NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

      7.10 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

      7.11 GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

      7.12 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

      7.13 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

      7.14 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan, such Award and every other Award at any time granted under the Plan shall remain in full force and effect.


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

      7.15  AMENDMENT AND TERMINATION.

            (A) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, materially adversely affect the right of such individual under such Award.

            (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not been terminated.















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